SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 28, 2004
                                                          --------------




                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)





           Maryland                     1-14788                  94-6181186
------------------------        -----------------------    ---------------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                  Number)              Identification No.)




                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------


                                       N/A
                                   ----------
         (Former name or former address, if changed since last report):


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      99.1  Press Release, dated July 28, 2004.

Item 9.  Regulation FD Disclosure

      On July 28, 2004, Capital Trust, Inc. issued a press release announcing the closing of its previously announced public offering of class A common stock. The press release is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               CAPITAL TRUST, INC.


                               By:      /s/ John R. Klopp
                                  -----------------------
                                  Name: John R. Klopp
                                  Title:  Chief Executive Officer




Date: July 28, 2004


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                                  Exhibit Index


       Exhibit Number  Description
       --------------  -----------

            99.1       Press Release, dated July 28, 2004.